Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of Dilmax Corp. (the “Company”) for the quarter ended August 31, 2012, I, Genie O’ Malley, Chief Executive Officer and the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DILMAX CORP.

Dated: October 11, 2012	By:	/s/ Genie O’Malley
Name: Genie O’Malley
Title: President, Chief Executive Officer,
Chief Financial Officer, Secretary and
Treasurer (Principal Executive Officer and
Principal Financial Officer)